UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2026

CROWN ELECTROKINETICS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39924	47-5423944
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1110 NE Circle Blvd.

Corvallis, Oregon 97330

(Address of principal executive offices, including Zip Code)

(213) 660-4250

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 2, 2026 and effective as of January 5, 2026, Crown Fiber Optics Corp., a Delaware corporation (“Seller”), a wholly-owned subsidiary of Crown Electrokinetics Corp, a Delaware corporation, entered into an Asset Purchase Agreement (the “APA”) with Paramount Infrastructure Corp, a Colorado corporation (“Buyer”), pursuant to which Seller agreed to sell, transfer, convey, and assign to Buyer, Seller’s right, title, and interest in and to all equipment, tools, inventory, vehicles, machinery, and all other tangible personal property owned by Seller and used in its fiber optics, construction, and related operations (the “Assets”) and to assign, transfer, and convey to Buyer all of Seller’s right, title, and interest in and to all customer contracts, subcontracts, master service agreements, work orders, purchase orders, and other agreements related to the business operations of Seller (the “Contracts” and together with the Assets, the “Purchased Assets”) that are open, ongoing, or uncompleted as of the January 5, 2026 (the “Effective Date”) for a total consideration of $2,000,000 (the “Purchase Price”). The Purchase Price is payable in four equal installments on or before each of (i) January 5, 2026, (ii) January 17, 2026, (iii) February 1, 2026 and (iv) March 1, 2026. To secure the full and timely payment of the Purchase Price, Seller retains and shall have a first-priority security interest in all of the Purchased Assets until the Purchase Price is paid in full in accordance with the terms of the APA. The closing of the transactions contemplated by the APA occurred on the Effective Date.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated by reference in this Item 2.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of January 2, 2026, by and among Crown Fiber Optics Corp. and Paramount Infrastructure Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN ELECTROKINETICS CORP.

By:	/s/ Doug Croxall
Name:	Doug Croxall
Title:	Chief Executive Officer

Dated: January 7, 2026

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